Exhibit 99.2

Building a Market Leader September 12, 2008

Dialogic At a Glance

- Dialogic <u>is</u> the most recognized name in the converged communications enabling industry and the <u>market segment leader</u>
- Founded in 1984
  - The company name changed from Eicon Networks Corporation to Dialogic Corporation in October 2006 after completing the acquisition of Intel's Media and Signaling business
  - October 2007, Dialogic completed acquisition of Cantata (Brooktrout, Excel Switching, and SnowShore IP media server)
  - March 2008, Dialogic completed acquisition of OpenMediaLabs business and established Dialogic Media Labs
- Strong Financial Backing
- Global experience and presence
  - Deployed in 90% of Fortune 2,000 companies via our partner communications solutions
  - Deployed in the vast majority of carrier networks in over 80 countries



Can you find the Dialogic in that?
You may not be able to see us, but we're there. With the signaling and media technologies that pump out many of today's most popular telecom services. In nearly every service network around the globe. Inside a lot of the equipment built by leading manufacturers. In fact, Dialogic is just about everywhere. Reliable, innovative, cost-effective, scalable. Delivering the technologies that make it easier for you to bring out new telecom networks and services. Find the Dialogic in that.
CHAT
MOBILE VIDEO
SMS
SERVICE DELIVERY PLATFORM
MOBILE PREPAID
Build on Dialogic
Dialogic

Dialogic
Making Innovation Thrive™
www.dialogic.com
Slide 2

Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved.

www.dialogic.com Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved. Slide 3 We know integration

Why NMS?

- Brings Excellence in Value-Added Services for Mobile Telecommunications
  - Video Technology Enabling
  - Enhances Product Portfolio Leadership (form factor, density, function)
  - Enhances Innovation Leadership
  - Impressive Employee Base



IP core Network
SBC
VoIP-MG
Edge Services
Signaling Gateways
Signaling Servers
SS7 Signaling Network
Class 5 Switch
Cable / DSL
Circuit Switched Network
NGN
Class 5 Switch
BGCF
IMS-SGW
Adjunct Services
•Announcement Server
•CRBT
•Video Ring Tone
•Video Messaging
•Etc.
Enterprise
Residential
CSCF
MGCF
IMS-MGW
IMS
MRF
3G Wireless Core Network
Cable

Dialogic
Making Innovation Thrive
www.dialogic.com
Slide 4
Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved.

www.dialogic.com Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved. Slide 5 Unbounded Commitment to Growth It is not enough for us to aspire to be #1 in our market space. We will never accept the status-quo, even when we are on top. We are dedicated to profitably growing our presence in the market segments we play in, and in constantly finding new growth segments to lead. Absolute Focus on the Customer 100% of our workforce is dedicated to the Customer. We come to work either to directly support Customers or to support those who do. Mutual Respect We believe that what we can achieve as a team is limitless. We will innovate our way together through any challenges we face. Strong teams begin with mutual respect and the unequivocal willingness to help each other. We will treat everyone with respect, encourage each other to take risks, and support each other in making the risks pay off. Personal Accountability We have a deep sense of personal accountability for the company’s success. We share the credit for success with the team, and we always look inward for ways to improve when we encounter setbacks. We are dedicated to contribute to solutions, and to achieving team objectives. Passionate Dedication to be the Best We bring our passion to work every day. We win business because we have exceptional products and services. Our features, quality, and price/performance ratio will set the standards for the industry. We provide an environment where each of us can do our best work today, and can grow and do better work tomorrow. Unfailing Integrity A deep commitment to honesty and integrity is integral to how we approach our work and to how we interact with others. Dialogic’s Strong Values

www.dialogic.com Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved. Slide 6 What Does the Dialogic Brand Stand For?

www.dialogic.com Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved. Slide 7 Dialogic: Foundation for Innovation Catalyst: Enabling Innovative Value Added Services Dialogic Provides the Foundation for Innovation by Delivering the Most Flexible and Reliable Technology Platforms that Enable Communication Solution Providers and Application Developers to Rapidly Create Next-Generation Communication Solutions for Service Provider and Enterprise Markets Over 45 Million Ports Shipped Color Ring Back Tone VoIP Gateways Mobile Radio IP Contact Centers and IVVR Video SMS Unified Messaging

Pioneer: A Heritage of Technological Innovation

- **Over 50 Industry Firsts**
  - 1996: 1st PSTN-IP Gateway
  - 2001: 1st to ship a SIP-controlled media server
  - 2002: 1st to ship Host Media Processing (HMP)
  - 2003: 1st commercial SS7 PCI card to exceed 20k MSU/s
  - 2004: 1st commercial 3G video messaging deployment
  - 2006: 1st to ship IP based fax at V.34 speeds
  - 2007: 1st to ship ATCA IP Multimedia processing board
  - 2007: 1st to ship 3G-324M interface on ATCA board
  - 2007: 1st to ship combined media gateway / Microsoft Office Communications Server 2007 Mediation Server
  - 2008: 1st to ship Fax over IP that supports V.34 and T.38

2007 INTERNET TELEPHONY PRODUCT OF THE YEAR

- **Standards Leadership**
  - 1993: SCSA Founder
  - 1995 – onward : ITU and IETF Member and working group contributor
  - 1996: ECTF Founder
  - 1998: Editor/Contributor to T.38 RFC
  - 2001: Invented SIP Media Server
  - 2005: Wrote IETF RFC 4240 (Netann)
  - 2006: Wrote IETF RFC 4722 (Mscml)

- **52 Registered Patents (not including foreign counterparts)**
  - Signal Detection (11)
  - Signal Generation (1)
  - Data Telecoms (16)
  - Data Telecoms Switches (4)
  - Data Telecoms Redundancy (1)
  - Multi Platform Telephony System (1)
  - Fax (3)
  - Hardware (4)
  - Voice (4)
  - Supplementary Services (1)
  - Video Conferencing (1)
  - PBX Integration (1)
  - Design (1)
  - Voice Conferencing (2)
  - User to Applications Interface (1)

Dialogic's Technical Base is Market-Leading and Growing

Dialogic. Making Innovation Thrive™

www.dialogic.com Slide 8

Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved.

Everywhere: Worldwide Presence


Dublin, Ireland
• Distribution
• Signaling product development
Buffalo, NY, USA
• Gateway product development
• PBX integration product development
Montreal, Canada
• Corporate Headquarters
• X.25 Development
• Multimedia product development
• Distribution
Maidenhead, UK
• Sales and Marketing
• Support
Milpitas, CA, USA
• Support
Fordingbridge, UK
• SS7/Signaling product development
Salem, NH, USA
• IP Media Server
Hyannis, MA, USA
• Media Gateway
• Converged Services Platform
Renningen, Germany
• Primary Multimedia product development
Parsippany, NJ, USA
• Multimedia product development
• Sales and Marketing
• Support
• Distribution
Needham, MA, USA
• Fax Development
• Sales and Marketing
• Distribution
Singapore
• Support
Additional Sales Locations
• Atlanta
• Barcelona
• Beijing
• Berlin
• Brussels
• Chicago
• Dallas
• Dusseldorf
• Hague
• Hong Kong
• Kuala Lumpur
• Ljubljana
• Miami
• Milan
• Moscow
• Munich
• New Delhi
• Paris
• Seattle
• Shenzhen
• Stockholm
• Sydney
• Tel Aviv
• Tokyo
• Toronto

By Supporting the Customer Locally, Dialogic Will Grow Globally

Dialogic
Making Innovation Thrive™

www.dialogic.com Slide 9

Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved.

Dialogic® Products & Services Overview

Software

(Signaling Software, Host Media Processing, IP Media Server, TDM/IP Gateway, System Release Software, SDK)



Platforms

(Signaling Servers, Signaling Gateways, Integrated Media and Signaling Gateways, NEBS servers, Enterprise IP Network Servers)



Boards

(TDM and IP connectivity, Media Processing, Fax, PBX Integration, Line Tapping, Signaling, Video)



Services

Flexible DialogicPro Services, Global Reach, Free Advice and Value Added Service Level Agreements, 24X7



Broadest Portfolio in the Industry
Over 45 Million Ports Shipped

Dialogic
Making Innovation Thrive™

www.dialogic.com
Slide 10

Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved.

Dialogic Organization *Today*



Nick Jensen
President & CEO
Sheila Schneiderman
Executive Coordinator
Anthony Housefather
EVP Corporate Affairs
& General Counsel
Tim Murray
EVP & Chief Operating Officer
Jean Gagnon
EVP Finance & CFO
Noel Lappin
SVP Operations
Joe Mele
VP
Dialogic Media Labs
Jim Machi
SVP Marketing
Shai Cohen
SVP Engineering
Sales VPs and
Sales Business
Development
Rosanne Sargent
SVP Human Resources
Sue Maxwell
Chief Quality Officer

Dialogic
Making Innovation Thrive™
www.dialogic.com
Slide 11
Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved.

www.dialogic.com Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved. Slide 12 Next Steps Planning will take place between now and anticipated closing There is a transition team on each side – Dialogic • Anthony Housefather (Executive Vice President Corporate Affairs and General Counsel) will serve as Project Manager • Sue Maxwell (Chief Quality Officer) will serve as Assistant Project Manager – NMS • Steve Gladstone, President NMS Communications Platforms

www.dialogic.com Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved. Slide 13 Next Steps There will be planning interactions before close date – FTF meeting between Dialogic management and NMS Communications Platform management to occur early next week – Functional teams will be set up that will look at sales, marketing, operations, legal, finance, engineering, IT, quality and human resources – Teams will include individuals from Dialogic and NMS – If you are asked to participate in one of the functional teams we would appreciate your full participation

www.dialogic.com Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved. Slide 14 Dialogic’s Leadership Strategy Enable Innovative Service Creation – We are an Enabling Technology Platform Provider Continue Focusing on Both Service Provider and Enterprise Markets Convergence Transition = Opportunity – Converged Networks enable growth opportunities for all of us as we make this long IP transition together • HMP, HMP-enabled boards, and media / signaling gateways • Video as a new form of telephony media • Multimedia Server platforms Extend into adjacent markets – Adjacent Network Nodes • Other IMS elements beyond MRF potentially • Border Elements Beyond Gateways Organic Growth and Growth by Acquisition

www.dialogic.com Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved. Slide 15 Important Additional Information Will Be Filed With The SEC NMS plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein. The proxy statement will contain important information about NMS, Dialogic, the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein. NMS Investors and security holders are urged to read the proxy statement carefully when it is available before making any voting or investment decision with respect to the proposed sale of the NMS Communications Platforms business and the other corporate matters described therein. NMS Investors and security holders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by NMS through the website maintained by the SEC at www.sec.gov. In addition, NMS investors and security holders will be able to obtain free copies of the proxy statement from NMS by contacting Karen Cameron at 100 Crossing Boulevard, Framingham, MA, 01702 or 508-271-1000. NMS, Dialogic, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies with respect to the proposed sale of the NMS Communications Platforms business and the other corporate matters set forth in the proxy statement. Information regarding NMS’s directors and executive officers and their ownership of NMS Shares is contained in NMS’s annual report on Form 10-K for the year ended December 31, 2007 and its proxy statement for NMS’s Annual Meeting of Stockholders which was filed with the SEC on April 22, 2008, and is supplemented by other public filings made, and to be made, with the SEC. A more complete description will be available in the proxy statement filed in connection with the proposed sale of the NMS Communications Platforms business. NMS Investors and security holders may obtain additional information regarding the direct and indirect interests of NMS, Dialogic, and their respective directors and executive officers with respect to the proposed sale of the NMS Communications Platforms business by reading the proxy statement and other filings referred to above. Cautionary Statement Regarding Forward-Looking Statements Certain statements in this document regarding the proposed sale of the NMS Communications Platforms business to Dialogic, the expected timetable for completing the transaction, future financial and operating results of NMS and Dialogic, benefits and synergies of the transaction, future opportunities and future products of NMS and Dialogic, and any other statements regarding NMS’s or Dialogic’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including approval of the proposed sale of the NMS Communications Platforms business to Dialogic by NMS’s stockholders and receipt of required regulatory approvals; the possibility that Dialogic may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all and to successfully integrate NMS Communications Platforms business operations into those of Dialogic; such integration may be more difficult, time-consuming or costly than expected; revenues following the transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the transaction; fluctuations in financial results; and other risks. Dialogic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Any reference to our website in this document is not intended to incorporate the contents thereof into this document or any other public announcement.

Thank You

Dialogic, Dialogic Pro, Brooktrout, Cantata, SnowShore, Eicon, Eicon Networks, Eiconcard, Diva, SIPcontrol, Making Innovation Thrive, Diva ISDN, TruFax, Realblocs, Realcomm 100, NetAccess, Instant ISDN, TRXStream, Exnet, Exnet Connect, EXS, ExchangePlus VSE, Switchkit, N20, Powering The Service-Ready Network, Vantage, Connecting People to Information, Connecting to Growth and Shiva, among others as well as related logos, are either registered trademarks or trademarks of Dialogic Corporation of its subsidiaries ("Dialogic"). The names of actual companies and products mentioned herein are the trademarks of their respective owners. Dialogic encourages all users of its products to procure all necessary intellectual property licenses required to implement their concepts or applications, which licenses may vary from country to country. Dialogic may make changes to specifications, product descriptions, and plans at any time, without notice.
Any numbers mentioned in this presentation related to year 2008 are projections only and no warranty is made with respect to their accuracy.

04/08

www.dialogic.com

Dialogic Confidential © Copyright 2008 Dialogic Corporation. All rights reserved.